OPPENHEIMER REAL ESTATE FUND

Supplement dated June 20, 2012 to the

Prospectus and Statement of Additional Information dated August 26, 2011

This supplement amends the prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated August 26, 2011, of Oppenheimer Real Estate Fund (the “Fund”) and is in addition to any other supplements.

The Prospectus is revised as follows:

The section titled “Dividends, Capital Gains and Taxes,” starting on page 21 of the Prospectus, is deleted in its entirety and is replaced by the following:

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends quarterly. Distributions may consist of dividend income, return of capital and capital gains. Dividends are from the Fund’s net investment income. A distribution will be a return of capital to the extent it exceeds the Fund’s net investment income (as discussed further below under “Returns of Capital Can Occur”). The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains, annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay dividends, capital gains or return of capital distributions in a particular year.

The amount distributed by the Fund to shareholders is based on the underlying real estate investment trust (“REIT”) distributions received less Fund expenses. At the time of the Fund’s distribution, the amounts attributed to each category (dividend income, return of capital and/or capital gains) are estimated using historical information, because the character of the amounts received from underlying REITs is unknown until after the end of the calendar year.

Dividends and distributions are paid separately for each share class. The dividend distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since those classes normally have higher expenses than Class A and Class Y.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

▪	Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

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Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.

▪	Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.

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Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or reinvested in additional shares of the Fund or another Oppenheimer fund, are subject to Federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income (except as discussed below) and distributions from net long-term capital gains are taxable as long-term capital gains no matter how long you have held your shares. Long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.

In the case of individuals and other non-corporate taxpayers, for taxable years beginning before 2013, certain dividends (including certain dividends from foreign corporations) may be taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends may be eligible for the dividends-received deduction. To the extent the Fund’s distributions are paid from these types of dividends, and provided certain other fund and shareholder level requirements are satisfied, the Fund’s individual and non-corporate shareholders may be eligible to claim the reduced tax rate for the distributions and the Fund’s corporate shareholders may be eligible to claim the dividends-received deduction.

The Fund may be subject to foreign income taxes on income or gains from foreign securities. If, at the end of the Fund’s fiscal year more than 50% of the Fund’s assets are invested in foreign securities, the Fund may make an election which would generally allow shareholders to take a credit or deduction for such foreign taxes on their Federal income tax returns, subject to applicable limitations. If the Fund makes this election, shareholders must include in their income their share of the foreign taxes paid by the Fund.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a resident nor a citizen of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For taxable years of the Fund beginning before 2012, certain distributions that are reported by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund’s distributions are derived from dividends, they will not be eligible for this exemption.

Backup Withholding. Unless an exception applies, the Fund may be required to withhold U.S. federal income tax on distributions and redemption proceeds payable to you if you fail to provide the Fund with your correct social security number or taxpayer identification number or fail to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any amounts withheld may be credited against U.S. federal income tax liability.

Avoid “Buying a Distribution.” If you buy shares of the Fund before it makes a distribution, the distribution will generally be taxable to you even though it may actually be a return of a portion of your investment. You should consider whether you should purchase shares on or just before the ex-dividend date.

Remember, There May be Taxes on Transactions. Because the prices of the Fund’s shares fluctuate, you may have a capital gain or capital loss when you sell the shares or exchange them for shares of a different fund. The amount of such gain or loss is generally an amount equal to the difference between the price you paid for the shares and the amount received. Your ability to utilize capital losses may be subject to applicable limitations.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a return of capital to shareholders, which is generally non-taxable. The Fund will notify you if this occurs. In such a case, you would need to reduce the cost basis of your shares for tax purposes, which could result in a higher taxable capital gain (or lower capital loss) on a subsequent sale or exchange of the shares. Any such distribution in excess of your cost basis in your shares will be treated as capital gain.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

The SAI is revised as follows:

The section titled “Distributions and Taxes—Portfolio Investments Subject to Special Tax Rules,” starting on page 62 of the SAI, is deleted in its entirety and is replaced by the following:

Portfolio Investments Subject to Special Tax Rules. The Fund may engage in transactions and investments that are subject to special tax rules under the Internal Revenue Code. These special tax rules may, among other things, affect the Fund’s holding period in its investments, change the character of, or accelerate, the Fund’s income, defer or disallow the Fund’s deductions and losses, and compel the Fund to report as taxable income mere increases in the value of its assets. For example, the Fund may invest in foreign currencies or securities denominated in foreign currencies. Under certain circumstances losses from foreign securities could be capital losses but gains from foreign currencies are ordinary income. Because capital losses cannot be deducted against ordinary income, this mismatch in character may negatively affect the character and amount of the Fund’s distributions. Or part of an “interest” payment from a high yield debt obligation may be characterized for tax purposes as a dividend and, therefore, eligible for the dividends-received deduction available to corporations.

Certain positions in the Fund’s portfolio may have to be “marked-to-market,” (that is, treated as if they were sold and repurchased on the last day of the Fund’s taxable year). Such “deemed sales” under the mark-to-market rules may alter the character, amount and timing of distributions to shareholders by requiring the Fund to make distributions in order to satisfy the RIC dividend distributions test even though the deemed sales generate no cash. The Fund will monitor its transactions, and seek to make appropriate tax elections and appropriate entries in its books and records in order to reduce the effect of the mark-to-market rules while remaining qualified for treatment as a RIC.

Real Estate Investment Trusts. The Fund invests in real estate investment trusts (“REITs”). Because of certain non-cash expenses such as property depreciation, a REIT’s cash flow may exceed its taxable income. A REIT may distribute this excess cash to its investors (such as the Fund). This distribution of excess cash may be a return of capital. The Fund likewise may distribute the cash flow from the REIT investments to Fund shareholders. As a result, a portion of the Fund’s distributions to its shareholders may be a return of capital, the tax treatment of which is described further below under “Taxation of Fund Distributions.”

Passive Foreign Investment Companies. If the Fund invests in a “passive foreign investment company” (“PFIC”), then the Fund may be subject to special rules meant to discourage U.S. taxpayers from investing in foreign companies as a way of deferring taxable income. Under those rules, any income from certain PFIC distributions or the sale of PFIC shares is allocated to the current taxable year and to prior taxable years. Income allocated to the current year is treated as part of the year’s ordinary income. Income allocated to a prior taxable year is taxed at the highest corporate rate for that year (regardless of the Fund’s actual income or tax rate for that prior year). For each prior taxable year, the Fund must pay both the amount of tax so computed and a penalty that is calculated as if the amount of tax was due but unpaid for the prior taxable year. Liability for such taxes and penalties would reduce the investment return of the Fund.

If a PFIC is willing to provide the Fund with certain necessary reporting information annually (which PFICs frequently do not provide), the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”) and, in lieu of the tax consequences described above, the Fund would be required to include in each year’s income its share of the ordinary earnings and net capital gains of the PFIC, even if they are not distributed to the Fund. Those amounts would be treated as taxable income for purposes of the 90% dividends distributions test mentioned above and the excise tax discussed below.

Alternatively, if the Fund invests in a PFIC, it may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In that case, the Fund would report any gains as ordinary income and would deduct any losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the U.S. Internal Revenue Service (the “IRS”). By making the election, the Fund might be able to mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it could be required to recognize income in excess of the distributions it received from the PFIC and the proceeds from dispositions of the PFIC’s stock. The amounts so included would be treated as taxable income for purposes of the 90% dividends distributions test and for excise tax purposes (discussed below).

June 20, 2012                                                                                                          PS0590.018